UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2004

AML COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27252	77-0130894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Avenida Acaso Camarillo, CA		93012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 805-388-1345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 30, 2004, Singer Lewak Greenbaum & Goldstein, LLP (“SLGG”) resigned as AML Communications, Inc.’s (the “Company”) independent registered public accounting firm, effective immediately. On September 30, 2004, the Audit Committee of the Company approved the engagement of Kabani & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2005.

The report issued by SLGG in connection with the Company’s financial statements for each of its two most recent fiscal years ended March 31, 2004, and March 31, 2003, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except the report of the financial statements for the Company for the year ended March 31, 2003 which contained a paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended March 31, 2004, and March 31, 2003, and the later interim period preceding the resignation of SLGG on September 30, 2004, there have been no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B), if not resolved to the satisfaction of SLGG, would have caused SLGG to make a reference to the subject matter of such disagreement in connection with its reports,  and there occurred no events as defined in Item  304(a)(1)(iv)(B) of Regulation S-B.

The Company has provided SLGG with a copy of the foregoing statements.  A copy of SLGG’s letter to the Securities and Exchange Commission, dated September 30, 2004, regarding its agreement with the foregoing statements is attached to this report as Exhibit 16.1.

During the Company’s two most recent fiscal years ended March 31, 2004 and March 31, 2003, and the later interim period through the date of the Company’s engagement with Kabani & Company, Inc on September 30, 2004, neither the Company nor anyone on its behalf consulted with Kabani & Company, Inc. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Section 9 - Financial Statements and Exhibits

Item 9.01 (c) Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from SLGG to Securities and Exchange Commission, dated September 30, 2004 stating that they are in agreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AML Communications, Inc.
(Registrant)

Date: September 30, 2004

/s/ Jacob Inbar
Jacob Inbar, President & Chief Executive Officer